SUPPLEMENT DATED AUGUST 1, 2023 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Opportunities Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective immediately:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Frank Jennings, PhD	Portfolio Manager (lead)	2019 (predecessor fund 1995)

David Nadel	Portfolio Manager	2023

Maire Lane, PhD	Portfolio Manager	2020

Effective December 29, 2023, Frank Jennings will no longer serve as portfolio manager of the Fund, at which time David Nadel will be designated as lead Portfolio Manager of the Fund.
The following information replaces in its entirety the bulleted list appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:

▪
Frank Jennings, PhD (lead manager), Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Jennings managed the predecessor fund since 1995 and was associated with OppenheimerFunds, a global asset management firm, since February 1995.
▪
David Nadel, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. Nadel was employed by Royce & Associates from 2006 to 2019, where he served as Principal, Director of International Research and Portfolio Manager.
▪
Maire Lane, PhD, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2019. From 2017 to 2019, Ms. Lane was associated with OppenheimerFunds, a global asset management firm. From 2008 to 2017, she served as a senior analyst at Wilson Capital Management, LLC.
Effective December 29, 2023, Frank Jennings will no longer serve as portfolio manager of the Fund, at which time David Nadel will be designated as lead Portfolio Manager of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Fund’s SAI:
As of May 31, 2023, Mr. Nadel did not beneficially own any shares of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Fund’s SAI:
As of May 31, 2023, Mr. Nadel managed 1 other registered investment company with approximately $4,681.0 million, 1 other pooled investment vehicle with a total of approximately $32.1 million and no other accounts.
Effective December 29, 2023, Frank Jennings will no longer serve as a portfolio manager of the Fund.
O-GLOPP-SUMSTATSAI-SUP 080123